Exhibit 99.1

CXApp Inc. Announces Reverse Stock Split

Common stock expected to begin trading on a split-adjusted basis on August 18, 2026

PALO ALTO, CA / August 14, 2026 / CXApp Inc. (Nasdaq: CXAI) (“CXAI” or the “Company”), an enterprise AI software company, today announced that its Board of Directors has approved a 1-for-50 reverse stock split of the Company’s issued and outstanding common stock.

The reverse stock split is expected to become effective at 12:01 a.m. Eastern Time on August 18, 2026. The Company’s common stock is expected to begin trading on a split-adjusted basis when the Nasdaq Capital Market opens on August 18, 2026, under the existing trading symbol “CXAI” and a new CUSIP number, 23248B 307.

The principal objective of the reverse stock split is to increase the per-share market price of CXAI’s common stock and support the Company’s efforts to regain compliance with Nasdaq’s minimum bid-price requirement.

CXAI’s stockholders authorized the Board, at its discretion, to approve a reverse stock split at a ratio between 1-for-5 and 1-for-100 at the Company’s Annual Meeting of Stockholders held on June 16, 2026. The Board subsequently approved the definitive ratio of 1-for-50.

“CXAI has evolved into a significantly broader enterprise AI company, with an expanded recurring-revenue base, greater customer reach and a growing platform for deploying AI-powered solutions across enterprise and mid-market organizations,” said Khurram Sheikh, Chairman and Chief Executive Officer of CXAI. “The reverse stock split is an important step toward protecting our Nasdaq listing and establishing a more durable capital structure as we focus on integration, disciplined execution and long-term shareholder value.”

Reverse Stock Split Mechanics

At the effective time, every 50 shares of CXAI common stock issued and outstanding will automatically be combined into one share of common stock.

Based on approximately 116,870,315 shares outstanding immediately before the reverse stock split, approximately 2,337,407 shares are expected to be outstanding immediately following the reverse stock split, subject to the treatment of fractional shares.

The reverse stock split will affect all stockholders uniformly and will not alter any stockholder’s percentage ownership interest in the Company, except to the extent resulting from the treatment of fractional shares.

The reverse stock split will not change the par value of the Company’s common stock, which will remain $0.0001 per share.

Proportionate adjustments will be made, in accordance with their applicable terms, to:

●	Outstanding stock options and other equity awards;

●	Shares available for issuance under the Company’s equity-incentive plans;

●	Outstanding warrants and other rights to acquire common stock;

●	The number of shares issuable under such securities; and

●	Applicable exercise or conversion prices.

Effect on Outstanding Warrants

The Company has outstanding warrants to purchase shares of Common Stock (the “Public Warrants”), which trade on The Nasdaq Stock Market LLC under the symbol “CXAIW.” As a result of the Reverse Stock Split, in accordance with the terms of the Warrant Agreement, dated as of December 14, 2020, (i) the exercise price per share of Common Stock issuable upon exercise of the Public Warrants will increase from $11.50 to $575.00, and (ii) each Public Warrant will become exercisable for 1/50th of a share of Common Stock. No fractional shares will be issued upon exercise of the Public Warrants; fractional shares will be rounded down to the nearest whole share in accordance with the Warrant Agreement. The Company has directed its warrant agent to deliver written notice of these adjustments to the registered holders of the Public Warrants.

Treatment of Fractional Shares

Round-up

No fractional shares will be issued in connection with the reverse stock split. A stockholder who would otherwise be entitled to receive a fractional share will have that fractional interest rounded up to the next whole share, subject to the terms approved by the Board and applicable law.

Information for Stockholders

Stockholders holding shares electronically in book-entry form or through a bank, broker or other nominee are not expected to take any action to receive their post-split shares. Their accounts will be adjusted automatically to reflect the reverse stock split, subject to the processes of their respective banks, brokers or nominees.

Registered stockholders holding physical stock certificates will receive instructions from the Company’s transfer agent, Continental Stock Transfer & Trust Company, regarding the exchange of their certificates. Stockholders should not send certificates to the Company or the transfer agent until they receive specific instructions.

Additional information regarding the reverse stock split will be included in a Current Report on Form 8-K to be filed by the Company with the U.S. Securities and Exchange Commission.

About CXAI

CXAI is an enterprise agentic AI platform company focused on helping organizations improve productivity, automate workflows and enhance business performance through artificial intelligence.

The Company’s platform combines operational intelligence, analytics, workplace technologies and intelligent automation to deliver measurable business outcomes across enterprise and mid-market organizations.

CXAI serves customers across technology, financial services, healthcare, media and other industries while expanding its AI capabilities through both organic growth and strategic acquisitions.

www.cxapp.com

CXApp Inc.: marketing@cxapp.com

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the Company may differ from its actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” or the negative or other variations thereof and similar expressions are intended to identify such forward looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance of the Company, including projected financial information (which is not audited or reviewed by the Company’s auditors), and the future plans, operations and opportunities for the Company and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the demand for the Company’s services together with the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors or changes in the business environment in which the Company operates; changes in consumer preferences or the market for the Company’s services; changes in applicable laws or regulations; the availability or competition for opportunities for expansion of the Company’s business; difficulties of managing growth profitably; the loss of one or more members of the Company’s management team; loss of a major customer and other risks and uncertainties included from time to time in the Company’s reports (including all amendments to those reports) filed with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

SOURCE: CXApp Inc.

Topic: Regulatory

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